Exhibit 10(y)

FORM OF GUARANTY

GUARANTY (this “Guaranty”), dated as of November 3, 2010, made by PPL MONTOUR, LLC, a Delaware limited liability company and PPL BRUNNER ISLAND, LLC, a Delaware limited liability company (each, a "Guarantor" and collectively, the “Guarantors”), in favor of WILMINGTON TRUST FSB, as Collateral Agent (the “Beneficiary”), for the benefit of the Beneficiary and the Secured Counterparties (as defined in the Common Agreement referred to below).

RECITALS

WHEREAS, the Guarantors are party to the Secured Energy Marketing and Trading Facility Common Agreement dated as of November 1, 2010 (the “Common Agreement”), among the PPL EnergyPlus, LLC, a Pennsylvania limited liability company (the "Company"), PPL Energy Supply, LLC, a Delaware limited liability company (the "Parent"), Guarantors, the Beneficiary and the Secured Counterparties from time to time party thereto;

WHEREAS, the Company and one or more Secured Counterparties may enter into Energy Transactions (as defined in the Common Agreement) pursuant to the Common Agreement and Secured Counterparty ISDA Agreements (as defined in the Common Agreement) between the Company and such Secured Counterparties;

WHEREAS, the Company purchases the power produced by the respective generating stations owned by the Guarantors pursuant to power sales agreements with each of the Guarantors and then manages the marketing of such power;

WHEREAS, the management of the marketing and sale of the power produced by the Guarantors' respective generating stations provides a significant benefit to the Guarantors;

WHEREAS, the Company will enter into Energy Transactions to further enhance its ability to market such power;

WHEREAS, this Guaranty is an inducement for Secured Counterparties to enter into Energy Transactions with the Company pursuant to the Common Agreement and the Secured Counterparty ISDA Agreements; and

WHEREAS, in order to secure its obligations hereunder, each Guarantor will grant a mortgage lien and security interest on certain of its property pursuant to its Mortgage (as such term is defined in the Common Agreement);

NOW, THEREFORE, intending to be legally bound hereby, each Guarantor covenants and agrees as follows:

1. Definitions.  As used herein, the term “Transaction Agreements” means the collective reference to the Secured Counterparty ISDA Agreements between the Company and Secured Counterparties and the Common Agreement.  All other capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Common Agreement.

2. Guaranty.  The Guarantors hereby jointly and severally, absolutely and unconditionally, guarantee to the Beneficiary in its individual capacity and for the benefit of the Secured Counterparties the prompt payment when due of all obligations (fixed or contingent) that are now or may hereafter become due and payable from the Company to (i) the Beneficiary pursuant to the Facility Documents, including amounts owing under Section 5.01(g) of the Common Agreement, and (ii) any Secured Counterparty in connection with the Energy Transactions (including, without limitation, interest thereon and late charges as provided in the applicable Secured Counterparty ISDA Agreements or other documents or instruments evidencing or pertaining to transactions thereunder), in each case after the demand on and failure pay by the Company (collectively, the “Guaranteed Liabilities”).  The Guarantors hereby jointly and severally agree to pay all costs and reasonable legal fees and expenses reasonably incurred by the Beneficiary in enforcing the obligations under this Guaranty; provided that neither Guarantor shall be liable for any costs, legal fees or expenses incurred by the Beneficiary if no payment under this Guaranty is due).  Notwithstanding anything to the contrary contained herein, in no event shall the aggregate of the Guaranteed Liabilities paid under this Guaranty exceed USD $800,000,000, plus the costs, legal fees and expenses reasonably incurred by the Beneficiary in enforcing the Guarantors’ obligations under this Guaranty.

3. Term.  This Guaranty shall be a continuing guaranty of payment and not of collection, subject to termination as set forth herein.  This Guaranty may be terminated by either Guarantor with respect to itself at any time and for any reason upon fourteen (14) days prior written notice to the Beneficiary and the Secured Counterparties; provided that any such termination of this Guaranty shall not affect such Guarantor’s obligation for (i) Guaranteed Liabilities arising out of any Energy Transaction entered into prior to the effective date of such termination or (ii) Guaranteed Liabilities payable to the Beneficiary prior to the effective date of such termination or (iii) Guarantor’s obligations under Section 2 hereof to pay costs, fees and expenses reasonably incurred by the Beneficiary in enforcing the Guarantor’s obligations under this Guaranty; and provided further, that the termination by one Guarantor shall not affect the guaranty by the other Guarantor.

4. Release.  Concurrently with the release of the Collateral Agent's Lien on the Mortgaged Property of either Guarantor in accordance with the Common Agreement and the applicable Mortgage, without any further action by such Guarantor or the Beneficiary such Guarantor shall immediately and without further action or notice be released in full from its obligations hereunder both in respect of Guaranteed Liabilities arising out of any Energy Transaction entered into prior to such release and any Energy Transaction entered into in the future, and this Guaranty shall be terminated with respect to any such Guarantor so released.  The release of only one Guarantor shall not affect the obligations of the other Guarantor.

5. Waivers of Notice; Certain Defenses; Reinstatement.  Each Guarantor waives all defenses that it may have under applicable law as a guarantor or surety and waives notice of acceptance, presentment, demand, dishonor, protest, any sale of collateral security and all other notices whatsoever, except for those expressly required hereunder.  Each Guarantor otherwise reserves to itself any defenses and rights to setoff that the Company is entitled to that arise out of the Transaction Agreements, except for any defenses that are waived hereunder or under the Transaction Agreements or that are based upon the insolvency, bankruptcy, or reorganization of the Company, the power or authority to enter into and perform under the Transaction Agreements, the unenforceability or illegality with respect to the Transaction Agreements, or the failure of the Company to have authorized, or to have obtained any approval necessary to enter into or perform under, the Transaction Agreements.  This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Liabilities or other amount paid hereunder are rescinded or must otherwise be returned by the Beneficiary or any Secured Counterparty upon the insolvency, bankruptcy, or reorganization of the Company, either Guarantor or any other guarantor or otherwise, all as though such payment had not been made. Neither the Beneficiary nor any Secured Counterparty shall be obligated to file any claim relating to the Guaranteed Liabilities or other amounts owing hereunder owing to it in the event the Company becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Beneficiary or any Secured Counterparty to so file shall not affect the Guarantors' obligations hereunder. Each Guarantor waives demand, promptness, diligence and all notices that may be required by law or to perfect the Beneficiary’s rights hereunder except notice to such Guarantor of a default by primary obligor under the Transaction Agreements, provided, however, that any delay in the delivery of notice shall in no way invalidate the enforceability of this Guarantee.  No failure, delay or single or partial exercise by the Beneficiary of its rights or remedies hereunder shall operate as a waiver of such rights or remedies.  All rights and remedies hereunder or allowed by law shall be cumulative and exercisable from time to time.

6. Effect of Modifications.  Each Guarantor acknowledges that its liability under this Guaranty shall be joint and several and absolute and unconditional and agrees that the Beneficiary or any Secured Counterparty may at any time and from time to time, without notice to or further consent of such Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Guaranteed Liabilities, and may also make any agreement with the Company for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Liabilities, in whole or in part, or for any modification of the terms thereof or of the Transaction Agreements, the Fee Letter or any agreement between the Beneficiary or any Secured Counterparty and the Company or any such other party or person, without in any way affecting this Guaranty.  Except as expressly set forth in Section 4 hereof, the Guarantors' obligations hereunder with respect to any Guaranteed Liabilities or other amounts owing hereunder shall not be affected by the existence, validity, enforceability, perfection, release or impairment of value of any collateral or any other guaranty for such Guaranteed Liabilities or other amounts owing hereunder.

7. Independent Obligations; Subrogation.  The Guarantors' obligations under this Guaranty are independent of all obligations of the Company to the Beneficiary or the Secured Counterparties.  The Beneficiary shall not be required to proceed first against the Company or any other person, firm or corporation before proceeding against either or both Guarantors under this Guaranty.  Neither Guarantor shall be subrogated to any of the rights of the Beneficiary or any Secured Counterparty as the result of any payment by or enforcement of any of the Guaranteed Liabilities nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any other Credit Party in respect of payments made by such Guarantor hereunder until all Guaranteed Liabilities and other amounts owing hereunder have been paid in full with no right of rescission or right of return, after which the Guarantors shall be so subrogated and entitled to seek contribution and reimbursement.  After payment in full of all Guaranteed Liabilities and other amounts owing hereunder, the Beneficiary and Secured Counterparties shall execute such instruments as Guarantors may reasonably request to evidence such subrogation.

8. No Fraudulent Transfer.  Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount (not in excess of the amount specified in Section 2 hereof) that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provision of applicable state law.

9. Notices.  All notices (including demands for payment hereunder) and other communications under this Guaranty must be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by facsimile (with written confirmation of receipt), provided that a copy is also mailed to such party, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested) or by mailing, certified mail (return receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as either party may designate by notice to the other party):

If to Beneficiary:

Wilmington Trust FSB
1100 North Market Street
Wilmington, Delaware  19890-0001
Attn: Corporate Trust Administration
Facsimile: 302-636-4140

If to PPL Montour, LLC:

Two North Ninth Street
Allentown, Pennsylvania 18101
Attn: Credit Department
Facsimile: 610-774-7413

Along with a copy for convenience to:

PPL Services Corp.
Two North Ninth Street
Allentown, Pennsylvania 18101
Attn: Office of General Counsel
Facsimile: 610-774-6727

If to PPL Brunner Island, LLC:

Two North Ninth Street
Allentown, Pennsylvania 18101
Attn: Credit Department
Facsimile: 610-774-7413

Along with a copy for convenience to:

PPL Services Corp.
Two North Ninth Street
Allentown, Pennsylvania 18101
Attn: Office of General Counsel
Facsimile: 610-774-6727

Notice given by personal delivery or mail shall be effective upon actual receipt, or, if receipt is refused or rejected, upon attempted delivery.  Notice given by facsimile shall be effective upon actual receipt if received during recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours.

10. Miscellaneous.  This Guaranty and each of its provisions may be waived, modified or varied, in whole or in part, only pursuant to a duly authorized written instrument signed by an authorized officer of the Beneficiary (after obtaining any consent of the Secured Counterparties required by Section 9.03 of the Common Agreement) and each of the Guarantors.  No delay of the Beneficiary in the exercise of, or failure to exercise any rights hereunder shall operate as a waiver of such rights, a waiver of any other rights, or a release of either Guarantor of any obligations hereunder.  No waiver by the Beneficiary of performance by either Guarantor under any of the provisions of this Guaranty shall be construed as a waiver of performance by the other Guarantor or of any subsequent performance by either Guarantor under the same or any other provisions of this Guaranty.

11. Successors; Assignment.  This Guaranty shall be binding upon the successors and permitted assigns of the Guarantors and inure to the benefit of the Beneficiary and its successors and assigns for its benefit and the benefit of the Secured Counterparties.  Neither Guarantor shall assign this Guaranty or delegate any of its duties hereunder without the express written consent of the Beneficiary, which consent shall not be unreasonably withheld or delayed.  The Beneficiary may, upon notice to the Guarantors, assign its rights hereunder to a successor Collateral Agent under the Common Agreement without the consent of the Guarantors or any Secured Counterparties.

12. GOVERNING LAW.  THIS GUARANTY WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

13. Submission to Jurisdiction; Waivers.  Each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York State and any New York State court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Guaranty.  Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum.

14. WAIVER OF JURY TRIAL.  EACH OF THE GUARANTORS AND THE BENEFICIARY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15. Entire Agreement.  This writing constitutes the complete and exclusive statement of the terms of this Guaranty and supersedes all prior oral or written representations, understandings, and agreements between the Beneficiary and either Guarantor with respect to the subject matter hereof.

16. Counterparts.  This Guaranty may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.  A facsimile or Portable Document Format (PDF) electronic copy of a signature shall have the same force and effect as an original signature.

17. Unenforceable Provisions.  Any provision contained in this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature page follows]

IN WITNESS WHEREOF, each Guarantor has duly executed this Guaranty as of the first date written above.

PPL MONTOUR, LLC

By
Name:
Title:

PPL BRUNNER ISLAND, LLC

By
Name:
Title:

WILMINGTON TRUST FSB, as Collateral Agent

By
Name:
Title:

[Signature page to the Genco Guaranty]